October 30, 2024 Earnings Conference Call Third Quarter 2024

2 Cautionary Statements Regarding Forward-Looking Information This presentation contains certain forward-looking statements within the meaning of federal securities laws that are subject to risks and uncertainties. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” “should,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic, and financial performance, are intended to identify such forward-looking statements. Any reference to “E” after a year or time period indicates the information for that year or time period is an estimate. Any reference to expected average outstanding shares is exclusive of any equity offerings. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company, Baltimore Gas and Electric Company, Pepco Holdings LLC, Potomac Electric Power Company, Delmarva Power & Light Company, and Atlantic City Electric Company (Registrants) include those factors discussed herein, as well as the items discussed in (1) the Registrants' 2023 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies; (2) the Registrants’ Third Quarter 2024 Quarterly Report on Form 10-Q (to be filed on October 30, 2024) in (a) Part II, ITEM 1A. Risk Factors, (b) Part I, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, and (c) Part I, ITEM 1. Financial Statements: Note 11, Commitments and Contingencies; and (3) other factors discussed in filings with the SEC by the Registrants. Investors are cautioned not to place undue reliance on these forward-looking statements, whether written or oral, which apply only as of the date of this presentation. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.

3 Non-GAAP Financial Measures Exelon reports its financial results in accordance with accounting principles generally accepted in the United States (GAAP). Exelon supplements the reporting of financial information determined in accordance with GAAP with certain non-GAAP financial measures, including: • Adjusted operating earnings exclude certain items that are considered by management to be not directly related to the ongoing operations of the business as described in the Appendix. • Adjusted operating and maintenance (O&M) expense excludes regulatory operating and maintenance costs for the utility businesses and certain excluded items. • Operating ROE is calculated using operating net income divided by average equity for the period. The operating income reflects all lines of business for the utility business (Gas Distribution, Electric Transmission, and Electric Distribution). • Adjusted cash from operations primarily includes cash flows from operating activities adjusted for common dividends and change in cash on hand. Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available without unreasonable efforts, as management is unable to project special items (such as effects of hedges, unrealized gains and losses, and legal settlements) for future periods. This information is intended to enhance an investor’s overall understanding of period over period financial results and provide an indication of Exelon’s baseline operating performance by excluding items that are considered by management to be not directly related to the ongoing operations of the business. In addition, this information is among the primary indicators management uses as a basis for evaluating performance, allocating resources, setting incentive compensation targets, and planning and forecasting of future periods. These non-GAAP financial measures are not a presentation defined under GAAP and may not be comparable to other companies’ presentations. Exelon has provided these non- GAAP financial measures as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. These non-GAAP measures should not be deemed more useful than, a substitute for, or an alternative to the most comparable GAAP measures provided in the materials presented. Non-GAAP financial measures are identified by the phrase “non-GAAP” or an asterisk (*). Reconciliations of these non-GAAP measures to the most comparable GAAP measures are provided in the appendices and attachments to this presentation.

4 Key Messages Financial and Operational Excellence Regulatory & Other Developments Long-Term Outlook • GAAP Earnings of $0.70 per share in Q3 2024 versus $0.70 per share in Q3 2023 • Adjusted Operating Earnings* of $0.71 per share in Q3 2024 versus $0.67 per share in Q3 2023 • Reaffirm 2024 Adjusted Operating Earnings* from $2.40 - $2.50 per share(1) • Successfully executed 2024 financing plan • Continue to achieve top quartile reliability performance at all utilities (1) 2024 earnings guidance based on expected average outstanding shares of 1,004M. (2) Based off the midpoint of Exelon’s 2023 Adjusted Operating EPS* guidance range of $2.30 - $2.42 as disclosed at Q4 2022 Earnings Call in February 2023. • ALJs issued Recommended Decisions to approve joint petitions for settlement in PECO’s electric and gas rate cases • ALJs issued a Proposed Order on ComEd’s refiled multi-year grid and adjusted rate plans • Delmarva Power filed its gas distribution rate case in Delaware on September 20, 2024 • Pepco DC’s electric distribution rate case anticipated to be completed in Q4 2024 • Engaged in Maryland’s multi-year plan lessons learned process, with final briefs due in December • Investing ~$34.5B of capital expenditures over 2024-2027, resulting in expected rate base growth of ~7.5% • $1.6B of total equity to support capital investment plan, with ~$150M issued in 2024 and the balance to be issued ratably 2025-2027 • Reaffirming 2023-2027 Adjusted Operating Earnings* CAGR of 5-7%(2) with expectation to be at midpoint or better • Reaffirming projected dividend payout ratio of ~60% resulting in dividend growing in-line with targeted 5-7% operating EPS* CAGR through 2027

Operating Highlights

Operations	Metric	Q3 2024			
		BGE	ComEd	PECO	PHI
Safety	SIIR (Serious Injury Incidence Rate)(1)	Q1	Q1	Q1	Q1
Electric Operations	2.5 Beta SAIFI (Outage Frequency)(2)	Q1	Q1	Q1	Q1
Electric Operations	2.5 Beta SAIDI (Outage Duration)(3)	Q1	Q1	Q1	Q1
Customer Operations	Customer Satisfaction(4)	Q2	Q1	Q1	Q2
Gas Operations	Gas Odor Response(5)	Q1	No Gas Operations	Q1	Q1

Quartile

Q1	Q2
Q3	Q4

- Reliability remains consistently strong with all utilities achieving top quartile performance
  - ComEd and Pepco Holdings continue to be top decile in SAIFI and SAIDI performance
- Top quartile Gas Odor Response performance continues
- Leading industry adoption of Serious Injury Incidence Rate (SIIR) as primary measure of safety performance to drive improved outcomes
  - All utilities recorded top quartile safety performance with BGE and Pepco Holdings in top decile
  - ComEd improved from second quartile to first quartile
- ComEd and PECO upheld strong customer satisfaction performance and BGE improved to second quartile

Note: quartiles are calculated using results reported in 2022 by a panel of peer companies that are deemed most comparable to Exelon's utilities
(1) Reflects the number of serious or life-threatening injuries per total number of hours worked as of September 30, 2024 (source: EEI Safety Survey, T&D only).
(2) Reflects the average number of interruptions per customer as YE projection (sources: First Quartile (1QC) T&D, PSE&G Electric Peer Panel Survey, or EIA).
(3) Reflects the average time to restore service to customer interruptions as YE projection (sources: First Quartile (1QC) T&D, PSE&G Electric Peer Panel Survey, or EIA).
(4) Reflects the measurements of perceptions of reliability, customer service, price, and management reputation by residential and small business customers reported to Escalent as of September 30, 2024.
(5) Reflects the percentage of calls responded to in 1 hour or less as of September 30, 2024 (sources: PSE&G Peer Panel Gas Survey and AGA Best Practices Survey).

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Q3 2024 QTD Adjusted Operating Earnings* Waterfall $0.34 $0.23 $0.36 $0.15 $0.28 $0.12 ($0.10) $0.05 Q3 2023 $0.02 ComEd ($0.03) PECO ($0.01) BGE $0.05 PHI $0.01 Corp $0.04 ($0.09) Q3 2024 $0.67 $0.71 ($0.02) Distribution Rates(1) $0.04 Timing of Distribution Earnings $0.01 Return on Regulatory Assets ($0.01) CMC Carrying Costs(2) ($0.01) Credit Loss Expense ($0.01) Depreciation ($0.01) Interest Expense 6 Reaffirming 2024 Adjusted Operating Earnings* of $2.40 - $2.50 per share(3) BGE PECO PHI ComEd Corp $0.01 Other $0.04 Distribution Rates ($0.01) Credit Loss Expense ($0.01) Depreciation and Amortization ($0.01) Interest Expense ($0.02) Other $0.03 Distribution and Transmission Rates $0.01 Storm Costs ($0.01) Interest Expense $0.02 Other Note: Amounts may not sum due to rounding (1) Reflects lower ROE and the absence of a return on ComEd’s pension asset partially offset by higher rate base. (2) Reflects lower recovery of incremental financing costs due to a decrease in the remaining uncollected balance of the CMC regulatory asset. (3) 2024 earnings guidance based on expected average outstanding shares of 1,004M.

Exelon Distribution Rate Case Updates

	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Revenue Requirement Increase	Approved/Requested ROE / Equity Ratio	Expected Order Date
ComEd Rate Plan	EH	IB RB			FO									$667.0M 4-Year MYP	8.905% / 50.0%	Dec 2024
Pepco DC				FO										$186.5M 3-Year MYP	10.50% / 50.50%	Nov/Dec 2024[1]
PECO Electric	EH SA	IB RB		FO										$290.0M in 2025	N/A	Nov/Dec 2024
PECO Gas	EH SA	IB RB		FO										$78.0M	N/A	Nov/Dec 2024
DPL DE Gas		CF												$35.6M	10.65% / 50.50%	TBD

CF Rate case filed
IT Intervenor direct testimony
RT Rebuttal testimony
EH Evidentiary hearings
IB Initial briefs
RB Reply briefs
FO Final commission order
SA Settlement agreement

Exelon anticipates having clarity into revenues covering ~90% of our rate base through 2026-2027 by year end

Note: See slide 22 for further detail on pertinent rate case data and information.
(1) Based on the Commission's most recent Order and revised procedural schedule, the Company anticipates an Order in late 2024. See slide 24 for further detail.

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Featured Capital Investment
DPL's 138kV Transmission Upgrade – Vienna to Nelson

14-mile, 230kV transmission upgrade solution designed to address capacity constraints in DPL's service area stemming from the retirement of the Indian River 4 coal generating unit operating under a Reliability Must Run agreement

Resource Adequacy	Customer Affordability	Modernizing Aging Infrastructure
Transmission Solution for 410 MW of Retiring Capacity	Generating $100M in Customer Savings by Completing Project Two Years Early(1)	103 Wooden H-frames Upgraded to Steel Monopoles







Exelon's transmission investments are delivering reliability and improved affordability, offering lasting value for customers and communities

(1) Total savings based on comprehensive feasibility study conducted to accelerate the transmission upgrade project plan by 2 years, eliminating Reliability Must Run (RMR) payments earlier than expected.

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Maintaining a Strong Balance Sheet is a Top Financial Priority

S&P FFO / Debt %* and Moody's CFO (Pre-WC) / Debt %*



15%
14%
13%
12%
0%
~13%
13-14%
12%
2022A-2023A Average(1)
2024E-2027E Average(2,3)
Exelon Downgrade Threshold(4)

- Continued cushion over our downgrade thresholds, managing risks while funding growth in a balanced, ratable fashion
  - Illustrates Exelon's low-risk attributes, including scale, jurisdictional diversification, operational excellence, and effective recovery mechanisms
- Executed 100% of our planned 2024 debt financing needs
- Pre-issuance hedging strategy continues to minimize future interest rate volatility
- $34.5B four-year capital expenditure plan being funded in a balanced manner
  - Financing plan includes $1.6B of equity
  - Issued $150M of equity in Q3 2024 through ATM, and the balance will be issued over 2025 to 2027, implying ~$475M per year
- ATM in place with ability to renew and upsize at the appropriate time

Credit Ratings[5]	ExCorp	ComEd	PECO	BGE	ACE	DPL	Pepco
Moody's	Baa2	A1	Aa3	A3	A2	A2	A2
S&P	BBB	A	A	A	A	A	A
Fitch	BBB	A	A+	A	A	A	A

Strong balance sheet and low-risk attributes provide strategic and financial flexibility

(1) Represents an average of Exelon's 2022 and 2023 actuals per S&P and Moody's published reports.
(2) 2024–2027 average internal estimate based on S&P and Moody's methodology, respectively.
(3) With the tax repairs deduction, Corporate Alternative Minimum Tax (CAMT) would be fully mitigated, resulting in a ~0.5% increase to the 2024–2027 average credit metric at both S&P and Moody's. Without tax repairs deduction, CAMT cash impact expected to result in 2024–2027 average at the low end of range; with tax repairs deduction, CAMT cash impact expected to result in 2024–2027 average at the high end of range.
(4) S&P and Moody's downgrade thresholds based on their published reports for Exelon Corp.
(5) Current senior unsecured ratings for Exelon and BGE and current senior secured ratings for ComEd, PECO, ACE, DPL, and Pepco.

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10 2024 Business Priorities and Commitments Focused on continued execution of operational, regulatory, and financial priorities to build on the strength of Exelon’s value proposition as the premier T&D utility ❖Maintain industry-leading operational excellence ❖ Achieve constructive rate case outcomes for customers and shareholders ❖ Deploy $7.4B of capex for the benefit of the customer ❖ Earn consolidated operating ROE* of 9-10% ❖ Deliver against operating EPS* guidance of $2.40 - $2.50 per share(1) ❖Maintain strong balance sheet and execute on 2024 financing plan Industry-Leading Platform Leading Sustainability Profile Operational Excellence Financial Discipline Sustainable Value ❖ Continue to advocate for equitable and balanced energy transition ❖ Focus on customer affordability, including through cost management ❖ Gain approval of updated integrated Grid Plan and associated multi-year rate plan at ComEd (1) 2024 adjusted operating earnings guidance based on expected average outstanding shares of 1,004M.

11 Additional Disclosures

12 Delivering Sustainable Value as the Premier T&D Utility SUSTAINABLE VALUE ✓ Strong Growth Outlook: ~$34.5B of T&D capital from 2024-2027 to meet customer needs, resulting in expected rate base growth of 7.5% and fully regulated T&D adjusted operating EPS* CAGR of 5-7% from 2023-2027(1) ✓ Shareholder Returns: Expect ~60% dividend payout ratio(2) resulting in dividend growing in-line with targeted 5-7% adjusted operating EPS* CAGR through 2027 INDUSTRY-LEADING PLATFORM ✓ Size and Scale: Largest T&D utility in the country serving 10+ million customers ✓ Diversified Rate Base: Operate across 7 different regulatory jurisdictions ✓ Large Urban Footprint: Geographically positioned to lead the energy transformation in our densely-populated territories OPERATIONAL EXCELLENCE ✓ Safely Powering Reliability and Resilience: Track record of top quartile reliability performance ✓ Delivering a World-Class Customer Experience: Helping customers take control of energy usage while delivering top quartile customer satisfaction results ✓ Strong Cost Recovery: ~100% of rate base growth covered by alternative recovery mechanisms and ~76% decoupled from volumetric risk LEADING SUSTAINABILITY PROFILE ✓ No Owned Generation Supply: Pure-play T&D utility ✓ Advancing Clean and Affordable Energy Choices: Building a smarter, stronger, and cleaner energy grid with options that meet customer needs at affordable rates ✓ Supporting Communities: Powering the economic health of the diverse communities we serve, while advancing social equity FINANCIAL DISCIPLINE ✓ Strong Balance Sheet: Maintain balance sheet capacity to firmly support investment grade credit ratings ✓ Organic Growth: Reinvestment of free cash to fund utility capital programs with $1.6B of equity in plan (1) Based off the midpoint of Exelon’s 2023 Adjusted Operating EPS* guidance range of $2.30 - $2.42 as disclosed at Q4 2022 Earnings Call in February 2023. (2) Aggregate amount of dividends to be paid quarterly and are subject to approval by Board of Directors. Industry-Leading Platform Leading Sustainability Profile Operational Excellence Financial Discipline Sustainable Value

Customer Needs and Industry Trends Continue to Support Investment Growth

4-year capital investment[1] profile drives benefits for our customers...



$26.0B
$26.7B
$29.0B
$31.3B
$34.5B
$3.9B
$9.7B
$21.0B
2020 - 2023E
2021 - 2024E
2022 - 2025E
2023 - 2026E
2024 - 2027E

... and translates to higher rate base growth



7.5%
$55.4B
$60.3B
$64.7B
$69.0B
$73.9B
$11.1B
$15.6B
$47.1B
2023
2024E
2025E
2026E
2027E
Gas Delivery/Other(2)
Electric Transmission
Electric Distribution

Transmission Continues to Represent an Increasing Area of Investment Need Across Our Jurisdictions



NERC carrying out study ordered by Congress on minimum needs
Interregional Transfer Capabilities
Offshore Wind
~20.5 GW
of projected Mid-Atlantic offshore generation goals by 2040(4)
Growth in High-Density Load
Traditional Generation Retirements
Renewable Generation Interconnection
11+ GW
of identified potential data center growth **within Exelon's** service territory(3)
Up to 21 GW
of traditional generation capacity to be replaced with renewable generation and storage in PJM by 2030(5), or over ~10%

Exelon's $34.5B low-risk capital plan from 2024 to 2027 results in expected rate base growth of 7.5%

Note: Capital investment and rate base amounts may not sum due to rounding.
(1) 4-year capital outlook for 2023-2026E reflects capital forecast as presented at Q4 2022 Earnings Call; forecast for 2024-2027E as of Q4 2023 Earnings Call.
(2) Other includes ComEd's long-term regulatory assets (Energy Efficiency & Solar Rebate program) recovered under separate tariffs, which earn a full authorized Rate of Return. See Note 3 – Regulatory Matters in 2023 10-K for additional detail.
(3) Represents customer-driven requested capacity from projects in an official phase of engineering with deposits paid but not yet in-service as of Q3 2024; demand expected to ramp over a period of up to 10 years and may differ from initial estimates.
(4) Projections based on Delaware's, New Jersey's, and Maryland's public policy goals for offshore wind.
(5) Source: Energy Transition in PJM: Resource Retirements, Replacements & Risks https://www.pjm.com/-/media/library/reports-notices/special-reports/2023/energy-transition-in-pjm-resource-retirements-replacements-and-risks.ashx

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Path to 5-7% Annualized Earnings* Growth

	2024		2025		2026		2027	
OpCo	Drivers[1]	YoY EPS	Drivers[1]	YoY EPS	Drivers[1]	YoY EPS	Drivers[1]	YoY EPS
BGE[2]	Gas and electric MYP 2 year 1 rates and annual transmission update	↑	Gas and electric MYP 2 year 2 rates and annual transmission update	↑	Gas and electric MYP 2 year 3 rates and annual transmission update	↑	Gas and electric MYP 3 year 1 rates and annual transmission update	↑
ComEd	MYP 1 year 1 Final Order rates, partially offset by annual transmission update	↓	MYP 1 year 2 adjusted Final Order rates and annual transmission update	↑	MYP 1 year 3 adjusted Final Order rates and annual transmission update	↑	MYP 1 year 4 adjusted Final Order rates and annual transmission update	↑
PECO[2]	Year 3 of electric rates and year 2 of gas rates for Fully Projected Future Test Year (FPFTY) filings; annual transmission update and Distribution System Improvement Charge (DSIC)	→	New distribution rates in accordance with 2-3 year FPFTY filing cadence; annual transmission update	↑	New distribution filings as necessary to meet jurisdictional needs in accordance with 2-3 year FPFTY filing cadence; annual transmission update and DSIC	→	New distribution filings as necessary to meet jurisdictional needs in accordance with 2-3 year FPFTY filing cadence; annual transmission update and DSIC	→
PHI[2]	Pepco DC and MD MYP 2 year 1, DPL MD MYP 1 year 2 rates, and annual transmission update	↑	Pepco DC and MD MYP 2 year 2, DPL MD MYP 1 year 3 rates, and annual transmission update	↑	Pepco DC and MD MYP 2 year 3, DPL MD MYP 2 year 1 rates, and annual transmission update	↑	Pepco DC MYP 3 year 1, DPL MD MYP 2 year 2, Pepco MD MYP 2 year 4 rates & annual transmission update	↑
Corp	$1.2B of new debt, $150M equity issuance, and other financing costs	↓	Portion of $1.8B of 2025-2027 new debt, portion of remaining $1.4B of equity, and other financing costs	↓	Portion of $1.8B of 2025-2027 new debt, portion of remaining $1.4B of equity, and other financing costs	↓	Portion of $1.8B of 2025-2027 new debt, portion of remaining $1.4B of equity, and other financing costs	↓
Total YoY Growth Relative to Range	Growth Below 5-7% Range[3]		Growth Above 5-7% Range[4]		Growth at Low End of 5-7% Range		Growth Above Midpoint of 5-7% Range	

Rate case activity and investment plan drives path for 5-7% annualized adjusted operating earnings* growth, with flexibility to accommodate significant additional adjustments resulting from regulatory uncertainty in Illinois

Note: YoY earnings growth estimates are for illustrative purposes only to provide indicative YoY variability; arrows indicate incremental contribution or drag to YoY operating EPS* growth but not necessarily equivalent in terms of relative impact

(1) Reflects publicly known distribution rate cases that Exelon has filed or expects to file in 2024 as of Q4 2023 earnings call and excludes traditional base rate cases with filing dates that are not yet available to the public.

(2) Transmission spend associated with Brandon Shores and RTEP Window 3 projects primarily earns AFUDC through the 2024-2027 guidance period due to final in-service dates of year-end 2028 and 2030, respectively.

(3) Based off the midpoint of Exelon's 2023 Adjusted Operating EPS* guidance range of $2.30 - $2.42 as disclosed at Q4 2022 Earnings Call in February 2023.

(4) Based off the midpoint of Exelon's 2024 Adjusted Operating EPS* guidance range of $2.40 - $2.50 as disclosed at Q4 2023 Earnings Call in February 2024.

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Q3 2024 YTD Adjusted Operating Earnings* Waterfall $0.84 $0.52 $0.61 $0.41 $0.36 $0.29 $0.35 ($0.29) ($0.32) Q3 2023 $0.02 ComEd ($0.05) PECO $0.06 BGE $0.09 PHI ($0.03) Corp $0.86 Q3 2024 $1.78 $1.86 15 BGE PECO PHI ComEd Corp ($0.04) Distribution Rates(1) $0.03 Timing of Distribution Earnings $0.02 Return on Regulatory Assets $0.01 Transmission Peak Load ($0.02) CMC Carrying Costs(2) $0.02 Other $0.05 Weather ($0.04) Credit Loss Expense ($0.02) Depreciation ($0.02) Interest Expense ($0.01) Storm Costs ($0.01) Other $0.16 Distribution Rates ($0.02) Depreciation and Amortization ($0.02) Interest Expense ($0.01) Storm Costs ($0.01) Credit Loss Expense ($0.04) Other(3) $0.09 Distribution and Transmission Rates $0.02 Pepco MYP Reconciliations $0.01 Storm Costs ($0.02) Depreciation ($0.02) Interest Expense $0.01 Other ($0.05) Interest Expense $0.02 Other Note: Amounts may not sum due to rounding (1) Reflects lower ROE and the absence of a return on ComEd’s pension asset partially offset by higher rate base. (2) Reflects lower recovery of incremental financing costs due to a decrease in the remaining uncollected balance of the CMC regulatory asset. (3) Primarily represents increases in operating and maintenance expense which are partially offset by an increase in distribution rates.

16 Exelon’s Annual Earned Operating ROEs* 9.5% 9.4% 9.6% 10.0% 8.7% 9.2% 9.4% 9.3% 2016 2017 2018 2019 2020 2021 2022 2023 Note: Represents the twelve-month periods December 31, 2016-2023 for Exelon’s utilities (excludes Corp). Earned operating ROEs* represent weighted average across all lines of business (Electric Distribution, Gas Distribution, and Electric Transmission). Gray-shaded area represents Exelon’s 9-10% targeted range. 2024 operating ROE* on track to be within our 9-10% targeted range

Exelon Debt Maturity Profile(1,2) Debt Balances (as of 9/30/24)(1,2) Short-Term Debt Long-Term Debt Total Debt BGE - $5.4B $5.4B ComEd $0.1B $12.2B $12.3B PECO - $5.9B $5.9B PHI $0.2B $9.1B $9.4B Corp $0.7B(3) $12.4B $13.1B Exelon $1.0B $45.0B $46.1B 807 750 650 1,000 650 1,250 1,100 1,093 850 650 833 1,430 675 815 600 1,400 650 741 750 1,275 2,150 1,550 750 2,150 700 1,050 1,825 578 850 360 997 303 600 625 2,323 1,645 175 1,225 1,200 1,650 2,400 1,650 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 100 2024 2040 2041 2042 2043 2044 2045 2046 2047 2048 2049 2050 2051 2052 2053 20542039 (1) Maturity profile excludes non-recourse debt, capital leases, fair value adjustments, unamortized debt issuance costs and unamortized discount/premium. (2) Long-term debt balances reflect 2024 Q3 10-Q GAAP financials, which include items listed in footnote 1. (3) Includes $500M of 364-day term loan maturing March 2025. Exelon’s weighted average long-term debt maturity is approximately 16 years ($M) As of 9/30/2024 EXC Regulated ExCorp 17

2024 Financing Plan(1) Capital plan financed with a balanced approach to maintain strong investment grade ratings OpCo Instrument Issuance ($M) Maturity ($M) Issued ($M)(3) Remaining ($M) FMB $775 ($250) $800 - FMB $675 ($400) $675 - FMB $250 ($150) $250 - FMB $175 ($33) $175 - FMB $575 - $575 - Senior Notes $800 - $800 - Senior Notes $1,700 ($500)(2) $1,700 - Equity $150 - $150 - 18 Note: As of September 30, 2024. FMB represents First Mortgage Bonds (1) Financing plans are subject to change, depending on capital expenditures, regulatory outcomes, internal cash generation, market conditions, changes in tax policies, and other factors. (2) Represents $500M 18-month term loans which matured in March 2024. (3) Issued amounts as of September 30, 2024. ACE and DPL priced FMBs in the private placement market in March 2024. On March 20, 2024, ACE and DPL funded $75M and $175M, respectively. On August 28, 2024, ACE funded $175M using a delayed draw feature.

19 Exelon Adjusted Operating Earnings* Sensitivities Interest Rate Sensitivity to +50bp 2024E 2025E Cost of Debt (1) $(0.00) $(0.00) Exelon Consolidated Effective Tax Rate(2) 8.9% 16.6% Exelon Consolidated Cash Tax Rate(3) 11.1% 10.0% (1) Reflects full year impact to a +50bp increase on Corporate debt net of pre-issuance hedges as of September 30, 2024. Through September 30, 2024, Corporate entered into $1.2B of pre-issuance hedges through interest rate swaps. (2) Increase in the effective tax rate in 2025 is attributable to lower excess deferred income tax (EDIT) amortization. (3) Includes the impact of CAMT.

20 Rate Case Details

ComEd MYRP Process Update



Filed Appeal with 3rd District Court Jan 10, 2024
Rehearing Filed Feb 16, 2024
Rehearing Order Received Apr 18, 2024 1
2023 DSPR Filed Apr 26, 2024
Rebuttal Testimony Jun 20, 2024
Evidentiary Hearings Aug 14 -16, 2024
ALJs Proposed Order Oct 18, 2024 3
Oral Arguments Nov 17, 2024
Statutory Deadline DSPR Order Dec 2024
1Q24
2Q24
3Q24
4Q24
2024
Today
Revised Grid Plan Filed Mar 13, 2024 2
Intervenor Testimony May 23, 2024
Intervenor Rebuttal Testimony July 17, 2024
Initial & Reply Briefs Sept 5, 2024 Sept 19, 2024
Expected Revised Grid Plan Order Dec 2024 4

Key Distribution Rate Proceedings

- Multi-Year Rate Plan Rehearing
  - Limited in scope to establish updated revenue requirement across all test years until Grid Plan is approved; commission order received on 4/18/24
- Multi-Year Rate Plan Appeal
  - Appeal limited primarily to 8.905% ROE, 50% capped equity ratio, and lack of return on pension asset; no statutory deadline
- Revised Grid Plan Filing(1)
  - On 3/13/24, filed revised Grid Plan to address deficiencies identified by ICC in 12/14/23 final order, with order expected by year-end for rates effective 1/1/25
- 2023 Delivery Service Pricing Reconciliation (DSPR)
  - Final 2023 formula rate reconciliation with order expected as soon as October 31, 2024 for rates effective 1/1/25

Path to an Approved Grid Plan

Four key milestones have been achieved since the December 2023 order:

1. On 4/18, the ICC entered an order on rehearing, approving updated revenue requirements for 2024 through 2027 effective 5/1/24 – ~2 months ahead of the statutory deadline – and will be in place until the ICC approves the revised grid and adjusted rate plans
   - The order approved a revenue requirement increase of $150M for 2024, of which approximately two-thirds will be billed in revenues this year
2. Filed a revised Grid Plan on 3/13/24, designed to meet all the objectives of CEJA and built through stakeholder engagement to address the commission's concerns around affordability, equitable benefits, and cost effectiveness
3. On 10/18/24, the ALJs issued their Proposed Order recommending the Commission approve ComEd's Refiled Grid Plan and Adjusted Rate Plan, subject to minor modification
4. On 3/7/24, the ICC voted to adopt an Interim Order expressing its intent to issue a final Grid Plan order in Dec 2024 with rates in effect on 1/1/25(1)

ComEd continues to engage with stakeholders and advocate for approval of a compliant Grid Plan and restore momentum towards the state's clean energy goals

(1) Further detail can be found on slide 23.

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21

Exelon Distribution Rate Case Updates

	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Revenue Requirement Increase	Approved/Requested ROE / Equity Ratio	Expected/Received Order Date
ComEd Rate Plan	EH	IB RB			FO									$667.0M[1,2] 4-Year MYP	8.905% / 50.0%	Dec 2024[2]
Pepco DC[3]				FO										$186.5M[1,4] 3-Year MYP	10.50%/ 50.50%	Nov/Dec 2024[4]
PECO Electric	EH SA	IB RB		FO										$290.0M[1,5] in 2025	N/A[6]	Nov/Dec 2024
PECO Gas	EH SA	IB RB		FO										$78.0M[1,5]	N/A[6]	Nov/Dec 2024
DPL DE Gas		CF												$35.6M[1,7]	10.65% / 50.50%	TBD

- CF Rate case filed
- IT Intervenor direct testimony
- RT Rebuttal testimony
- EH Evidentiary hearings
- IB Initial briefs
- RB Reply briefs
- FO Final commission order
- SA Settlement agreement

Note: Unless otherwise noted, based on schedules of Illinois Commerce Commission (ICC), Maryland Public Service Commission (MDPSC), Pennsylvania Public Utility Commission (PA PUC), Delaware Public Service Commission (DPSC), Public Service Commission of the District of Columbia (DCPSC), and New Jersey Board of Public Utilities (NJBPU) that are subject to change.

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings.

(2) On March 13, 2024, ComEd refiled its Grid Plan with the ICC and on March 15, 2024, refiled its 4-year Adjusted Rate Plan to incorporate the changes in the Refiled Grid Plan, which, after surrebuttal, seeks a $667M increase in revenue requirements over four years above those granted in the Commission's January 10, 2024 Amendatory Order. The requested year-over-year increases are $309M in 2024, $95M in 2025, $128M in 2026 and $135M in 2027. Reflects the schedule for review of the Refiled Grid Plan as set by the Administrative Law Judges on April 11, 2024. The ALJs issued a Proposed Order on October 18, 2024, and a Final Order is expected by December 2024. Separately, on April 26, 2024, ComEd filed its 2023 formula rate reconciliation under docket 24-0304 seeking recovery of $627M for rates effective on January 1, 2025. A Proposed Order in the reconciliation proceeding was issued on October 10th, recommending approval of a reconciliation balance of $623M. A Final Order is expected as soon as October 31, 2024.

(3) On March 27, 2024, the DCPSC informed all parties that Pepco's rate case procedural schedule had been suspended. On April 1, 2024, the Commission issued an order with a new procedural schedule. On July 30, 2024, the commission held legislative-style hearings to allow the commission to rehear arguments from each party. Post-legislative-style briefs were filed on August 30, 2024.

(4) Reflects 3-year cumulative multi-year plan. In rebuttal, Company updated incremental revenue requirement increases of $116.3M, $34.5M, and $35.8M for years 1 through 3 of its MYP, respectively. Based on the Commission's most recent Order and revised procedural schedule, the Company anticipates an Order in Q4 2024.

(5) Base rate revenue for electric distribution increase of $354M, which is partially offset by a one-time credit of $64M in 2025, resulting in a net revenue increase of $290M in 2025. Revenue requirement excludes the Distribution System Improvement Charge (DSIC) revenues being rolled into base distribution rates of $64M and $18M for electric distribution and gas distribution, respectively.

(6) The blackbox settlement does not stipulate ROE or Equity Ratio.

(7) Requested revenue requirement excludes the transfer of $6.4M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. As permitted by Delaware law, Delmarva Power may implement full proposed rates on April 20, 2025, subject to refund.

exelon 22

ComEd Distribution Multi-Year Adjusted Rate Plan Filing

Multi-Year Adjusted Rate Plan Filing Details	
Docket No.[1,3]	24-0181
Test Period	January 1 – December 31
Test Year	2024, 2025, 2026, 2027
Proposed Common Equity Ratio	50.0%
Proposed Rate of Return	ROE: 8.905%[2] ROR: 6.570%, 6.593%, 6.673%, 6.718%
Proposed Rate Base (Adjusted)	$15.2B, $16.1B, $17.0B, $17.8B
Requested Revenue Requirement Increase	$309M, $95M, $128M, $135M[4]
2024-2027 Residential Total Bill % Increase	3.7%, 0.9%, 1.7%, 1.5%

Notes

- Bill impacts and revenue requirements for 2024 are compared to what is currently in rates in 2024 per the final order approved December 14, 2023, as amended on January 10, 2024, and for 2025-2027 are the year-over year increases.
- On October 18, 2024, the ALJs issued a proposed order recommending approval of ComEd's Refiled Grid Plan, finding, subject to recommended minor modifications, the Refiled Grid Plan addresses the directives within the Climate and Equitable Jobs Act (CEJA)
  - The Proposed Order recommends 96% of ComEd's revenue request and 95% of the rate base increase included in its surrebuttal filing

Detailed Rate Case Schedule

	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
Filed rate case[1,3]	3/15/2024									
Intervenor testimony			5/23/2024							
Rebuttal testimony				6/20/2024						
Evidentiary hearings						8/14/2024 - 8/16/2024				
Initial briefs							9/5/2024			
Reply briefs							9/19/2024			
Commission order expected										Dec 2024

(1) On March 13, 2024, ComEd refiled its Multi-Year Integrated Grid Plan, in response to the December 2023 Commission ruling on the Initial Grid Plan. The refiled Grid Plan was filed in ICC Docket No. 22-0486. As required by the ICC, ComEd filed a petition on March 15, 2024 to have adjusted revenue requirements approved by the Commission that reflect the refiled grid plan; this initiated a separate docketed proceeding.

(2) Allowed ROE subject to adjustment up to +/- 32 basis points based on seven performance metrics which includes two Reliability and Resiliency metrics for +/- 5 bps each, Peak Load Reduction (+/- 6 bps), Supplier Diversity (+/- 3 bps), Affordability (+/- 5 bps), Interconnection (+/- 5 bps) and Customer Service (+/- 3 bp). A 50 basis point change in ROE is equivalent to ~$0.04 of EPS.

(3) Separately, on April 26, 2024, ComEd filed its 2023 formula rate reconciliation under docket 24-0304 seeking recovery of $627M for rates effective on January 1, 2025. A Proposed Order in the reconciliation proceeding was issued on October 10, recommending approval of a reconciliation balance of $623M. A Final Order is expected as soon as October 31, 2024.

(4) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings.

exelon

23

Pepco DC Distribution Rate Case Filing

Multi-Year Plan Case Filing Details	
Formal Case No.	1176
Test Period	January 1 – December 31
Test Year	2024, 2025, 2026
Proposed Common Equity Ratio	50.50%
2024-2026 Proposed Rate of Return	ROE: 10.5% ROR: 7.77%, 7.78%, 7.79%
2024-2026 Proposed Rate Base (Adjusted)	$3.0B, $3.2B, $3.4B
2024-2026 Requested Revenue Requirement Increase[1,2]	$116.3M, $34.5M, $35.8M
2024-2026 Residential Total Bill % Increase[2]	6.2%, 5.8%, 5.5%

Notes

- April 13, 2023, Pepco submitted its "Climate Ready Pathway DC" three-year multi-year plan (MYP) application to the Public Service Commission of the District of Columbia (DCPSC) seeking an increase in electric distribution base rates
- This proposal outlines investments the company will make from 2024-2026 to support a climate ready grid and help support the District's clean energy goals
- The MYP includes a proposal expanding enrollment for the RAD program, operated by the District Department of Energy and Environment, to include more Pepco DC customers who qualify for any low-income program in the District

Detailed Rate Case Schedule[3]

	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec
Filed rate case	4/13/2023																				
Intervenor testimony										1/12/2024											
Rebuttal testimony											2/27/2024										
Evidentiary hearings																					
Initial briefs																					
Reply briefs																					
Commission order expected[4]																				November/December 2024	November/December 2024

(1) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings.
(2) Company proposed incremental revenue requirement increases with rates effective February 15, 2024, January 1, 2025, and January 1, 2026.
(3) On March 27, 2024, the DCPSC informed all parties that Pepco's rate case procedural schedule had been suspended. On April 1, 2024, the Commission issued an order with a new procedural schedule. On July 30, 2024, the commission held legislative-style hearings to allow the commission to rehear arguments from each party. Post-legislative-style briefs were filed on August 30, 2024.
(4) Based on the Commission's most recent Order and revised procedural schedule, the Company anticipates an Order in late 2024.

exelon

24

PECO (Electric) Distribution Rate Case Filing

Rate Case Filing Details	
Docket No.	R-2024-3046931
Test Period	January 1, 2025 – December 31, 2025
Test Year	2025
Common Equity Ratio	N/A[(1)]
Rate of Return	N/A[(1)]
Proposed Rate Base (Adjusted)	$8,855.6M
Revenue Requirement Increase	$290.0M[(2,3)]
Residential Total Bill % Increase	10.0%[(4)]

Notes

- March 28, 2024, PECO filed a general base rate case with the Pennsylvania Public Utility Commission (PA PUC) seeking an increase in electric distribution base rates
- This rate increase will support significant investments in infrastructure to maintain and improve safety, reliability and customer service for our customers, as well as increases in O&M expenses and other costs, including higher inflation and interest rates
- August 30, 2024, PECO and settling parties filed a Joint Petition for Non-unanimous Settlement which allows for a $354 million revenue requirement increase, excluding a one-time credit of $64 million in 2025, but no stipulation for ROE or equity ratio
- PECO withdrew its proposal for a storm reserve mechanism but will be allowed to recover up to $22.8 million in its next rate case for storm damage costs incurred in January 2024 and to petition the PA PUC for desired extraordinary storm expense recovery in the future
- The ALJs' Recommended Decision was issued on October 15, which approved the settlement and the Commission's Final Order is expected by November or December 2024

Detailed Rate Case Schedule

Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | Jan | Feb

Milestone	Date
Filed rate case	3/28/2024
Intervenor testimony	6/17/2024
Rebuttal testimony	7/16/2024
Evidentiary hearings	8/8/2024 & 8/12/2024
Initial briefs	9/6/2024
Reply briefs	9/12/2024
Commission order expected	November/December 2024

(1) The blackbox settlement does not stipulate ROE or Equity Ratio
(2) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings, but excludes the Distribution System Improvement Charge (DSIC) revenues of $64M being rolled into base distribution rates.
(3) Base rate revenue increase of $354M, which is partially offset by a one-time credit of $64M in 2025, resulting in a net revenue increase of $290M in 2025. The one-time credit of $64M includes ~$48M for incremental COVID-19 related uncollectible expense and ~$16M for dark fiber revenues.
(4) Residential total bill increase of 10.0% in 2025 based on $290M which includes one-time credit of $64M, and an increase of 12.0% beyond 2025 based on $354M.

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25

PECO (Gas) Distribution Rate Case Filing

Rate Case Filing Details		Notes
Docket No.	R-2024-3046932	• March 28, 2024, PECO filed a general base rate case with the Pennsylvania Public Utility Commission (PA PUC) seeking an increase in gas distribution base rates • This rate increase will support significant investments in infrastructure to maintain and improve safety, reliability, and customer service for our customers, as well as increases in O&M expenses and other costs, including higher inflation, and interest rates • August 30, 2024, PECO and settling parties filed a Joint Petition for Non-unanimous Settlement which allows for a $78 million revenue requirement increase, but no stipulation for ROE or equity ratio • On October 15, 2024, the ALJs issued their Recommended Decision (RD), which approved the settlement and denied the approval of Weather Normalization Adjustment (WNA). PECO filed Exceptions to the RD on October 22nd to address the WNA, and reply briefs were filed on October 28. The Commission will consider the RD, Exceptions and any Reply Exceptions that were filed prior to issuing a Final Order in November or December 2024
Test Period	January 1, 2025 – December 31, 2025	
Test Year	2025	
Common Equity Ratio	N/A(1)	
Rate of Return	N/A(1)	
Proposed Rate Base (Adjusted)	$3,524.0M	
Revenue Requirement Increase	$78.0M(2)	
Residential Total Bill % Increase	12.5%	

Detailed Rate Case Schedule

Mar | Apr | May | Jun | Jul | Aug | Sep | Oct | Nov | Dec | Jan | Feb

Filed rate case	3/28/2024
Intervenor testimony	6/17/2024
Rebuttal testimony	7/16/2024
Evidentiary hearings	8/8/2024 & 8/12/2024
Initial briefs	9/6/2024
Reply briefs	9/12/2024
Commission order expected	November/December 2024

(1) The blackbox settlement does not stipulate ROE or Equity Ratio
(2) Revenue requirement includes changes in depreciation and amortization expense and other costs where applicable, which have no impact on pre-tax earnings, but excludes the Distribution System Improvement Charge (DSIC) revenues of $18M being rolled into base distribution rates.

exelon
26

DPL DE (Gas) Distribution Rate Case Filing

Rate Case Filing Details	
Docket No.	24-1044
Test Period	9 months estimated + 3 months actual
Test Year	April 1, 2024 – March 31, 2025
Proposed Common Equity Ratio	50.50%
Proposed Rate of Return	ROE: 10.65%: ROR: 7.55%
Proposed Rate Base (Adjusted)	$609M
Requested Revenue Requirement Increase	$35.6M(1)
Residential Total Bill % Increase	18.6%

Notes

- September 20, 2024, Delmarva Power filed an application with the Delaware Public Service Commission (DPSC) seeking an increase in gas distribution base rates
- Size of ask is driven by continued investments in gas distribution system to maintain reliability, customer service, and safety. The filing includes major projects such as:
  - Pipeline Integrity Management: Inspects and maintains gas mains and valves, ensuring reliable energy and faster leak detection.
  - Cast Iron Replacement: Upgrading old pipes with safer, more reliable polyethylene, finishing five years ahead of schedule.
  - LNG Plant Upgrade: Enables efficient refilling during winter, ensuring a stable gas supply during peak demand which allows for improved bill predictability for customers
- DPL is proposing a gas weather normalization adjustment, effective from October to May designed to adjust for differences between normalized, historical and actual weather
  - The adjustment will provide customers with more bill predictability, while allowing DPL the opportunity to earn its authorized distribution revenues

Detailed Rate Case Schedule(2)

	Sep	Oct	Nov	Dec	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep
Filed rate case	▲ 9/20/2024												
Intervenor testimony													
Rebuttal testimony													
Evidentiary hearings													
Initial briefs													
Reply briefs													
Commission order expected													

(1) Requested revenue requirement excludes the transfer of $6.4M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. As permitted by Delaware law, Delmarva Power may implement full proposed rates on April 20, 2025, subject to refund.

(2) The procedural timeline will be determined at the pre-hearing conference anticipated to occur in November or December 2024.

exelon

27

Approved Electric Distribution Rate Case Financials

Approved Electric Distribution Rate Case Financials	Revenue Requirement Increase/(Decrease)	Allowed ROE	Common Equity Ratio	Rate Effective Date
ComEd (Electric)[(1,2)]	$810.0M	8.905%	50.0%	May 1, 2024
PECO (Electric)[(3)]	$132.0M	N/A	N/A	Jan 1, 2022
BGE (Electric)[(4,5)]	$179.1M	9.50%	52.00%	Jan 1, 2024
Pepco MD (Electric)[(6)]	$44.6M	9.50%	50.50%	Apr 1, 2024
Pepco D.C. (Electric)[(7)]	$108.6M	9.275%	50.68%	Jul 1, 2021
DPL MD (Electric)[(8)]	$28.9M	9.60%	50.50%	Jan 1, 2023
DPL DE (Electric)[(9)]	$27.8M	9.60%	50.50%	April 24, 2024
ACE (Electric)[(10)]	$45.0M	9.60%	50.20%	Dec 1, 2023

(1) On December 14, 2023, the ICC issued a Final Order in ComEd's 4-year MRP granting a $501M cumulative increase based on year-end 2022 rate base, an 8.905% ROE and 50% equity ratio, while directing ComEd to refile its 4-year Grid Plan in March 2024. On January 10, 2024, the ICC granted rehearing on ComEd's MRP revenue requirements that will be in place until the approval of ComEd's refiled Grid and Rate Plans. On April 18, 2024, the ICC approved ComEd's requested $810M increase which is in comparison to what is ordered in rates in 2024-2027 per the Final Order. The associated ICC-approved year-over-year increases are $150M, $51M, $41M, and $62M, 2024-2027, respectively, or $304M in total. Also, on January 10th, ComEd filed with the Illinois Appellate Court an appeal of various aspects of the ICC's final order on which rehearing was denied, including the 8.905% ROE, 50% equity ratio, and denial of any return on ComEd's pension asset. 2023 revenues included $32M in revenue resulting from the debt return earned on ComEd's $771M distribution pension asset, net of ADIT.

(2) Separately, on April 26, 2024, ComEd filed its 2023 formula rate reconciliation under docket 24-0304 seeking recovery of $627M for rates effective on January 1, 2025. A Proposed Order in the reconciliation proceeding was issued on October 10th, recommending approval of a reconciliation balance of $623M. A Final Order is expected as soon as October 31, 2024.

(3) The PA PUC issued an order on November 18, 2021 approving the Joint Petition for Settlement with rates effective on January 1, 2022. The settlement does not stipulate any ROE, Equity Ratio or Rate Base.

(4) Reflects a three-year cumulative multi-year plan for 2024-2026. The MDPSC awarded incremental revenue requirement increases of $167M, $175M, and $66M with in each rate effective year, respectively. The incremental revenue requirement increase in 2024 reflects $41M increase for electric and $126M increase for gas; 2025 reflects $113M increase for electric and $62M increase for gas; 2026 reflects $25M increase for electric and $41M increase for gas. These include an acceleration of certain tax benefits in 2024 for both electric and gas.

(5) Separately, on April 24, 2024, BGE filed with the MDPSC under case number 9645 its request for recovery of the 2023 reconciliation amounts of $79M and $73M for electric and gas, respectively. BGE requested that a final order be issued by December 2024.

(6) Reflects a revenue adjustment for one year only. The Order was issued on June 10, 2024, and the Company filed its request for re-hearing on certain portions of the Order on July 9, 2024. The Company is in the process of evaluating its options and determining the timeline for its next filing.

(7) Reflects a cumulative multi-year plan with 18-months remaining in 2021 through 2022. The DCPSC awarded Pepco electric incremental revenue requirement increases of $42M and $67M, before offsets, for the remainder of 2021 and 2022, respectively. However, the DCPSC utilized the acceleration of refunds for certain tax benefits along with other rate relief to partially offset the customer rate increases by $22M and $40M for the remainder of 2021 and 2022, respectively.

(8) Reflects 3-year cumulative multi-year plan. On October 7, 2022, DPL filed a partial settlement with the MDPSC, which included incremental revenue requirement increases of $16.9M, $6.0M and $6.0M with rates effective January 1, 2023, January 1, 2024, and January 1, 2025, respectively. The MDPSC approved the settlement without modification on December 14, 2022.

(9) Revenue requirement excludes the transfer of $14.4M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. Delmarva Power implemented fully proposed rates on July 15, 2023 subject to refund.

(10) On November 17, 2023 the NJBPU approved the Company's Settlement that reflects an overall increase of $45M to base distribution rates which is occurring in two phases. Phase I rates reflecting a $36M increase to base distribution rates became effective as of December 1, 2023. Phase II rates reflecting a $9M increase to base distribution rates became effective as of February 1, 2024.

exelon

28

29 Approved Gas Distribution Rate Case Financials Approved Gas Distribution Rate Case Financials Revenue Requirement Increase/(Decrease) Allowed ROE Common Equity Ratio Rate Effective Date PECO (Gas) (1) $54.8M N/A N/A Jan 1, 2023 BGE (Gas) (2,3) $228.8M 9.45% 52.00% Jan 1, 2024 DPL DE (Gas) (4) $7.6M 9.60% 49.94% Nov 1, 2022 (1) The PA PUC issued an order on November 18, 2021 approving the Joint Petition for Settlement with rates effective on January 1, 2022. The settlement does not stipulate any ROE, Equity Ratio or Rate Base. (2) Reflects a three-year cumulative multi-year plan for 2024-2026. The MDPSC awarded incremental revenue requirement increases of $167M, $175M, and $66M with in each rate effective year, respectively. The incremental revenue requirement increase in 2024 reflects $41M increase for electric and $126M increase for gas; 2025 reflects $113M increase for electric and $62M increase for gas; 2026 reflects $25M increase for electric and $41M increase for gas. These include an acceleration of certain tax benefits in 2024 for both electric and gas. (3) Separately, on April 24, 2024, BGE filed with the MDPSC under case number 9692 its request for recovery of the 2023 reconciliation amounts of $79M and $73M for electric and gas, respectively. BGE requested that a final order be issued by December 2024. (4) Revenue requirement excludes the transfer of $5.8M of revenues from the Distribution System Improvement Charge (DSIC) capital tracker into base distribution rates. Delmarva Power implemented full proposed rates on August 14, 2022, subject to refund.

30 Approved Electric Transmission Formula Rate Financials Approved Electric Transmission Formula Rate Financials Revenue Requirement Increase/(Decrease) Allowed ROE(1) Common Equity Ratio Rate Effective Date(2) ComEd $20M 11.50% 54.82% Jun 1, 2024 PECO $3M 10.35% 53.56% Jun 1, 2024 BGE $53M 10.50% 53.80% Jun 1, 2024 Pepco $73M 10.50% 50.28% Jun 1, 2024 DPL $24M 10.50% 50.52% Jun 1, 2024 ACE $33M 10.50% 50.20% Jun 1, 2024 (1) The rate of return on common equity for each Utility Registrant includes a 50-basis-point incentive adder for being a member of a RTO. (2) All rates are effective June 1, 2024 - May 31, 2025, subject to review by interested parties pursuant to protocols of each tariff.

31 Reconciliation of Non-GAAP Measures

32 Projected GAAP to Operating Adjustments • Exelon’s projected 2024 adjusted (non-GAAP) operating earnings excludes the earnings effects of the following: – Costs related to a change in ComEd’s FERC audit liability; and – Costs related to a cost management charge.

33 GAAP to Non-GAAP Reconciliations(1) GAAP Operating Income + Depreciation & Amortization = EBITDA - Cash Paid for Interest +/- Cash Taxes +/- Other S&P FFO Adjustments = FFO (a) Long-Term Debt + Short-Term Debt + Underfunded Pension (after-tax) + Underfunded OPEB (after-tax) + Operating Lease Imputed Debt - Cash on Balance Sheet +/- Other S&P Debt Adjustments = Adjusted Debt (b) S&P FFO Calculation(2) S&P Adjusted Debt Calculation(2) Moody’s CFO (Pre-WC)/Debt (3) = CFO (Pre-WC) (c) Adjusted Debt (d) Moody’s CFO (Pre-WC) Calculation(3) Cash Flow From Operations +/- Working Capital Adjustment + Energy Efficiency Spend +/- Carbon Mitigation Credits +/- Other Moody’s CFO Adjustments = CFO (Pre-Working Capital) (c) Long-Term Debt + Short-Term Debt + Underfunded Pension (pre-tax) + Operating Lease Imputed Debt +/- Other Moody’s Debt Adjustments = Adjusted Debt (d) S&P FFO/Debt (2) = FFO (a) Adjusted Debt (b) Moody’s Adjusted Debt Calculation(3) (1) Due to the forward-looking nature of some forecasted non-GAAP measures, information to reconcile the forecasted adjusted (non-GAAP) measures to the most directly comparable GAAP measure may not be currently available; therefore, management is unable to reconcile these measures. (2) Calculated using S&P Methodology. (3) Calculated using Moody’s Methodology.

34 Q3 QTD GAAP EPS Reconciliation Three Months Ended September 30, 2024 ComEd PECO BGE PHI Other Exelon 2024 GAAP Earnings (Loss) from Continuing Operations Per Share $0.36 $0.12 $0.04 $0.28 ($0.09) $0.70 Change in FERC Audit Liability - - - - - - Cost Management Charge - - - - - - 2024 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.36 $0.12 $0.04 $0.28 ($0.09) $0.71 Note: All amounts shown are per Exelon share and represent contributions to Exelon's EPS. Amounts may not sum due to rounding. Three Months Ended September 30, 2023 ComEd PECO BGE PHI Other Exelon 2023 GAAP Earnings (Loss) from Continuing Operations Per Share $0.33 $0.15 $0.05 $0.23 ($0.06) $0.70 Mark-to-Market Impact of Economic Hedging Activities - - - - 0.01 0.01 Separation Costs 0.01 - - - - 0.01 Income Tax-Related Adjustments - - - - (0.05) (0.05) 2023 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.34 $0.15 $0.05 $0.23 ($0.10) $0.67

35 Q3 YTD GAAP EPS Reconciliation Nine Months Ended September 30, 2024 ComEd PECO BGE PHI Other Exelon 2024 GAAP Earnings (Loss) from Continuing Operations Per Share $0.82 $0.36 $0.35 $0.60 ($0.32) $1.81 Change in FERC Audit Liability 0.04 - - - - 0.04 Cost Management Charge - - - - - 0.01 2024 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.86 $0.36 $0.35 $0.61 ($0.32) $1.86 Note: All amounts shown are per Exelon share and represent contributions to Exelon's EPS. Amounts may not sum due to rounding. Nine Months Ended September 30, 2023 ComEd PECO BGE PHI Other Exelon 2023 GAAP Earnings (Loss) from Continuing Operations Per Share $0.83 $0.41 $0.29 $0.49 ($0.30) $1.72 Mark-to-Market Impact of Economic Hedging Activities - - - - 0.01 0.01 Change in Environmental Liabilities - - - 0.03 - 0.03 SEC Matter Loss Contingency - - - - 0.05 0.05 Separation Costs 0.01 - - 0.01 - 0.02 Change in FERC Audit Liability 0.01 - - - - 0.01 Income Tax-Related Adjustments - - - - (0.05) (0.05) 2023 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share $0.84 $0.41 $0.29 $0.52 ($0.29) $1.78

36 GAAP to Non-GAAP Reconciliations (1) Represents the twelve-month periods December 31, 2016-2023 for Exelon’s utilities (excludes Corp and PHI Corp). Earned ROEs* represent weighted average across all lines of business (Electric Distribution, Gas Distribution, and Electric Transmission). Components may not reconcile to other SEC filings due to rounding. (2) Reflects simple average book equity for Exelon’s utilities less goodwill at ComEd and Pepco Holdings. Exelon Operating TTM ROE Reconciliation ($M)(1) 2016 2017 2018 2019 2020 2021 2022 2023 Net Income (GAAP) $1,103 $1,704 $1,836 $2,065 $1,737 $2,225 $2,501 $2,740 Operating Exclusions $461 ($24) $32 $30 $246 $82 $96 $60 Adjusted Operating Earnings* $1,564 $1,680 $1,869 $2,095 $1,984 $2,307 $2,596 $2,800 Average Equity (2) $16,523 $17,779 $19,367 $20,913 $22,690 $24,967 $27,479 $30,035 Operating (Non-GAAP) TTM ROE (Adjusted Operating Earnings*/Average Equity) 9.5% 9.4% 9.6% 10.0% 8.7% 9.2% 9.4% 9.3%

Thank you Please direct all questions to the Exelon Investor Relations team:  InvestorRelations@ExelonCorp.com  312-394-2345